UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2025

Pediatrix Medical Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-12111	26-3667538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace
Sunrise, Florida		33323
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 384-0175

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 18, 2025, Pediatrix Medical Group, Inc., a Florida corporation (the “Company”), issued a press release announcing the share repurchase program described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information and the information contained in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Item 8.01 Other Events.

On August 18, 2025, the Company announced that its Board of Directors has authorized a share repurchase program (the “Repurchase Program”) of up to $250 million of the Company’s outstanding common stock. The timing and actual number of shares repurchased will depend on a variety of factors, including market price of the shares, general business and market conditions, applicable legal requirements, and alternative investment opportunities. Repurchases under the Repurchase Program may be made through privately negotiated transactions or open market transactions, including pursuant to a trading plan in accordance with Rule 10b5-1 and/or Rule 10b-18 under the Exchange Act.

The Repurchase Program does not obligate the Company to repurchase any dollar amount or number of shares, and the Repurchase Program may be extended, modified, suspended or discontinued at any time. The Repurchase Program has a three-year term.

Forward-Looking Statements

Certain statements and information in this current report may be deemed to contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements may include, but are not limited to, statements relating to the Company’s objectives, plans, strategies and financial performance, statements regarding the amount, timing and execution of, and sources of funding for, repurchases under the repurchase program, and all statements, other than statements of historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future . These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements in this current report are made as of the date hereof, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments, and business decisions to differ materially from forward-looking statements are described in the Company’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, including the sections entitled “Risk Factors,” as well the Company’s current reports on Form 8-K, filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Pediatrix Medical Group, Inc., dated August 18, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pediatrix Medical Group, Inc.

Date:	August 18, 2025	By:	/s/ Kasandra H. Rossi
Kasandra H. Rossi Chief Financial Officer